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                                                                    Exhibit 10.2

                          CUBIST PHARMACEUTICALS, INC.

                        2002 DIRECTORS' STOCK OPTION PLAN

     The options granted under this 2002 Directors' Stock Option Plan are NOT intended to be treated as "incentive stock options" within the meaning of
Section 422 of the Code.

     1. DEFINITIONS. As used in this 2002 Directors' Stock Option Plan of Cubist Pharmaceuticals, Inc., the following terms shall have the following meanings:

     1.1. ACCELERATE, ACCELERATED, and ACCELERATION, means that as of the relevant time of reference such Option will become exercisable with respect to some or all of the shares of Stock for which it was not then otherwise exercisable by its terms.

     1.2.  BOARD means the Company's Board of Directors.

     1.3. CHANGE IN CORPORATE CONTROL means (1) the closing of (A) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which Shares would be converted into cash, securities or other property, other than a merger or consolidation which the holders of Stock immediately prior to the merger or consolidation will have the same proportionate ownership of common stock of the surviving corporation immediately after the merger or consolidation as before the merger or consolidation, or (B) any sale, lease, exchange, or other transfer in a single transaction or a series of related transactions of all or substantially all of the assets of the Company, or (2) the date on which any "person" (as defined in Section 13(d) of the Exchange Act), other than the Company or a Subsidiary or employee benefit plan or trust maintained by the Company or any of its Subsidiaries shall become (together with its "affiliates" and "associates," as defined in Rule 12b-2 under the Exchange Act) the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 100% of the Stock outstanding at the time, with the prior approval of the Board, or (3) a Hostile Change in Corporate Control.

     1.4. CODE means the United States Internal Revenue Code of 1986, as amended.

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     1.5.  COMPANY Means Cubist Pharmaceuticals, Inc., a Delaware corporation.

     1.6. COMPENSATION COMMITTEE Means a committee comprised of two or more Outside Directors, appointed by the Board, and vested by the Board with the power and authority to administer the Plan in accordance with the provisions of
Section 5.

     1.7.  EXCHANGE ACT Means the Securities Exchange Act of 1934, as amended.

     1.8. ELIGIBLE DIRECTOR Means a director of one or more of the Company and its Subsidiaries who is not also an employee or officer of one or more of the Company and its Subsidiaries.

     1.9. FAIR MARKET VALUE Means on any date (i) if the Stock is traded on a stock exchange or on the Nasdaq National Market, the closing price on the date in question or, if no trades were reported on such date, the closing price on the most recent trading day preceding such date on which a trade occurred, and
(ii) if the Stock is not traded on a stock exchange or on the Nasdaq National Market, the value of a Share on such date as determined by the Board or the Compensation Committee.

     1.10. GRANT DATE Means the date as of which an Option is granted.

     1.11. HOLDER Means, with respect to any Option, (i) the Optionee to whom such Option shall have been granted under the Plan, or (ii) any transferee of such Option to whom such Option shall have been transferred in accordance with the provisions of Section 13.

     1.12. HOSTILE CHANGE IN CORPORATE CONTROL means the date on which any "person" (as defined in Section 13(d) of the Exchange Act), other than the Company or a Subsidiary or employee benefit plan or trust maintained by the Company or any of its Subsidiaries shall become (together with its "affiliates" and "associates," as defined in Rule 12b-2 under the Exchange Act) the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of more than 25% of the Stock outstanding at the time, without the prior approval of the Board.

     1.13. INCENTIVE OPTION means an "incentive stock option" within the meaning of Section 422 of the Code.

     1.14. INCUMBENT DIRECTORS Means, in the case of a Hostile Change in

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Corporate Control, those individuals who were members of the Company's Board of
Directors immediately prior to such Hostile Change in Corporate Control.

     1.15. OPTION Means an option granted under the Plan to purchase Shares.

     1.16. OPTION AGREEMENT Means an agreement between the Company and an Optionee, setting forth the terms and conditions of an Option.

     1.17. OPTION PRICE means the price paid by an Optionee for a Share upon exercise of an Option.

     1.18. OPTIONEE Means a person eligible to receive an Option, to whom an Option shall have been granted under the Plan.

     1.19. OUTSIDE DIRECTOR Shall mean a member of the Board who is not an officer, employee or consultant of the Company or any Subsidiary.

     1.20. PLAN means this 2002 Directors' Stock Option Plan of the Company, as amended from time to time.

     1.21. SECURITIES ACT Means the United States Securities Act of 1933, as amended.

     1.22. SHARES Means shares of Stock.

     1.23. STOCK means common stock, $.001 par value per share, of the Company.

     1.24. SUBSIDIARY Means any corporation which qualifies as a subsidiary of the Company under the definition of "subsidiary corporation" in Section 424(f) of the Code.

     2. PURPOSE. This Plan is intended to promote the recruiting and retention of highly qualified Eligible Directors, to strengthen commonality of interest between directors and stockholders by encouraging ownership of Stock by Eligible Directors, and to provide additional incentives for Eligible Directors to promote the success of the Company's business. The Plan is NOT intended to be an incentive stock option plan within the meaning of Section 422 of the Code. None of the Options granted hereunder will be Incentive Options.

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     3.    TERM OF THE PLAN. Options may be granted hereunder at any time in the period commencing upon the effectiveness of the Plan pursuant to Section 19 and ending on June 30, 2012.

     4. STOCK SUBJECT TO tHE PLAN. Subject to the provisions of Section 14 of the Plan, at no time shall the number of Shares then outstanding which are attributable to the exercise of Options granted under the Plan, PLUS the number of Shares then issuable upon exercise of outstanding Options granted under the Plan exceed 175,000 Shares. The shares of Stock to be issued under the Plan, will be made available, at the discretion of the Compensation Committee, from authorized but unissued Shares or Shares held by the Company in its treasury. If any Option expires, terminates or is cancelled for any reason without having been exercised in full, the Shares not purchased by the Optionee shall again be available for Options to be granted under the Plan.

     5. ADMINISTRATION. The Plan shall be administered by the Compensation Committee. Subject to the provisions of the Plan, the Compensation Committee shall have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective Option Agreements (which need not be identical), and to make all other determinations necessary or advisable for the administration of the Plan. The Compensation Committee's determinations on the matters referred to in this Section 5 shall be final, binding and conclusive on all persons having or claiming an interest under the Plan or an Option made pursuant hereto. Notwithstanding anything expressed or implied in the Plan to the contrary, at any time and on any one or more occasions, the Board may itself exercise any of the powers and responsibilities assigned the Compensation Committee under the Plan and when so acting shall have the benefit of all of the provisions of this Plan pertaining to the Compensation Committee's exercise of its authorities hereunder.

     6. ELIGIBILITY. Only Eligible Directors shall be granted Options under the Plan.

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     7.    OPTIONS.

     7.1. DIRECTORS ELECTED FOR FIRST TIME. Subject to the Plan's effectiveness as set forth in Section 19, each Eligible Director who is elected to the Board during the term of the Plan (whether elected at an annual or special stockholders' meeting or by action of the Board or written consent of stockholders without a meeting), and who prior to such election was never previously a member of the Board, shall be granted, on the date of such meeting or other appointment, an Option to purchase 15,000 Shares. Subject to Sections 9, 10 and 11, grants of Options under this Section 7.1 occur automatically without any action being required of the Optionee, the Compensation Committee, the Board, the Company or any other person, entity or body.

     7.2.  ANNUAL GRANTS. Subject to the Plan's effectiveness as set forth in
Section 19, on the date of each annual meeting of stockholders of the Company commencing with the 2003 Annual Meeting of Stockholders of the Company, each Eligible Director who continues to be a director of the Company as of the close of business on the date of such annual meeting of stockholders shall be granted an Option on such business day, to purchase 10,000 Shares. Subject to Sections 9, 10 and 11, grants of Options under this Section 7.2 occur automatically without any action being required of the Optionee, the Compensation Committee, the Board, the Company or any other person, entity or body.

     7.3. CERTAIN TERMS OF OPTIONS. Each Option granted to an Optionee under this Section 7 shall have an exercise price equal to 100% of the Fair Market Value of the Stock on the applicable Grant Date. No Option granted pursuant to this Section 7 is intended to qualify as an incentive stock option within the meaning of Section 422 of the Code. The grants shall be evidenced by Option Agreements containing provisions that are in all respects consistent with this
Section 7. All of such Option Agreements shall contain identical terms and conditions, except as otherwise required or permitted by this Section 7.

     7.4. OPTION PERIOD. The option period for any Option granted pursuant to this Section 7 shall be ten years from the date of grant.

     7.5. EXERCISABILITY. Each Option granted to an Eligible Director pursuant to Section 7.1 hereof (a "SECTION 7.1 OPTION") shall become exercisable in twelve (12) equal quarterly installments, with the first installment becoming exercisable on the last day of the first full fiscal quarter following the Grant Date applicable to such Section 7.1 Option and

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an additional installment becoming exercisable on the last day of each of the eleven successive fiscal quarters following such first fiscal quarter; PROVIDED, HOWEVER, that if the Optionee with respect to such Section 7.1 Option shall cease to be a director of the Company, then, notwithstanding anything in this
Section 7.5 to the contrary and subject to Sections 7.6 and 12 hereof, such
Section 7.1 Option shall thereafter be exercisable only with respect to those of such installments for which such Section 7.1 Option is exercisable, pursuant to this Section 7.5, at the time of such cessation. Each Option granted to an Eligible Director pursuant to Section 7.2 hereof (a "SECTION 7.2 OPTION") shall be exercisable according to a schedule determined by the Board in its sole discretion (and not the Compensation Committee, notwithstanding the responsibilities assigned to the Compensation Committee pursuant to Section 5), PROVIDED, HOWEVER, that if the Optionee with respect to such Section 7.2 Option shall cease to be a director of the Company, then, subject to Sections 7.6 and 12 hereof, such Section 7.2 Option shall thereafter be exercisable only with respect to those of such installments for which such Section 7.2 Option is exercisable, pursuant to this Section 7.5, at the time of such cessation.

     7.6.  CERTAIN MODIFICATIONS OF OPTIONS. Notwithstanding anything in this
Section 7 or any applicable Option Agreement to the contrary, in the case of an Option not otherwise immediately exercisable in full, the Compensation Committee may accelerate the exercisability of such Option in whole or in part at any time. In the event that the Committee accelerates the exercisability of any Option in whole or in part at any time, the Compensation Committee may require as a condition precedent to the effectiveness of any such acceleration that the holder of such Option shall enter into a written agreement with the Company providing, among other things, that the Shares subject to such Option shall, following their issuance upon exercise of such Option, be subject to a repurchase option in favor of the Company upon such terms as the Compensation Committee shall determine in its sole and absolute discretion.

     8.    EXERCISE OF OPTION.

           (a) An Option may be exercised only by giving written notice, in the manner provided in Section 18 hereof, specifying the number of Shares as to which the Option is being exercised, accompanied (except as otherwise provided in paragraphs (b) and (c) of this Section 8) by full payment for such Shares in the form of a check or bank draft payable to the order of the Company or other Shares with a current Fair Market Value equal to the Option Price of the Shares to be purchased. Receipt by the Company of such notice and payment shall constitute the exercise of the

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Option or a part thereof. Subject to the provisions of the Plan (including, without limitation, Sections 9, 10 and 11) or any applicable Option Agreement, within 30 days after receipt of such notice and payment, the Company shall deliver or cause to be delivered to the Holder a certificate or certificates for the number of Shares then being purchased by the Holder. Such Shares shall be fully paid and nonassessable.

           (b) In lieu of payment by check, bank draft or other Shares accompanying the written notice of exercise as described in paragraph (a) of this Section 8, a Holder may, unless prohibited by applicable law, elect to effect payment by including with the written notice referred to in paragraph (a) of this Section 8 irrevocable instructions to deliver for sale to a registered securities broker acceptable to the Company that number of Shares subject to the Option being exercised sufficient, after brokerage commissions, to cover the aggregate exercise price of such Option and, if the Holder further elects, the withholding obligations of the Optionee and/or such Holder pursuant to Section 11 with respect to such exercise, together with irrevocable instructions to such broker to sell such Shares and to remit directly to the Company such aggregate exercise price and, if the Holder has so elected, the amount of such withholding obligation. The Company shall not be required to deliver to such securities broker any stock certificate for such Shares until it has received from the broker such exercise price and, if the Holder has so elected, the amount of such withholding obligation.

           (c) The Compensation Committee shall have complete authority, in its discretion, to permit the Holder, in lieu of payment by check, bank draft or other Shares accompanying the written notice of exercise as described in paragraph (a) of this Section 8, to effect payment by executing and delivering to the Company a promissory note in the aggregate principal amount of the Option Price of the Shares to be purchased. The promissory note shall be upon the terms and conditions (including, without limitation, collateral security) acceptable to the Compensation Committee.

           (d) The right of the Holder to exercise an Option pursuant to any provision of this Section 8, and the obligation of the Company to issue Shares upon any exercise of an Option pursuant to this Section 8, is subject to compliance with all of the other provisions of the Plan (including, without limitation, Sections 9, 10 and 11) or any applicable Option Agreement.

     9.    RESTRICTIONS ON ISSUE OF SHARES.

           (a) Notwithstanding any other provision of the Plan, if, at any time, in the reasonable opinion of the Company the issuance of Shares

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covered by the exercise of any Option may constitute a violation of law, then the Company may delay such issuance and the delivery of a certificate for such Shares until (i) approval shall have been obtained from such governmental agencies, other than the Securities and Exchange Commission, as may be required under any applicable law, rule, or regulation; and (ii) in the case where such issuance would constitute a violation of a law administered by or a regulation of the Securities and Exchange Commission, one of the following conditions shall have been satisfied:

     (1) the Shares with respect to which such Option has been exercised are at the time of the issue of such Shares effectively registered under the Securities Act; or

     (2) the Company shall have determined, on such basis as it deems appropriate (including an opinion of counsel or a no-action letter, each in form and substance reasonably satisfactory to the Company) that the sale, transfer, assignment, pledge, encumbrance or other disposition of such shares or such beneficial interest, as the case may be, does not require registration under the Securities Act or any applicable state securities laws.

The Company shall make all reasonable efforts to bring about the occurrence of said events.

     (b) If the Company shall deem it necessary or desirable to register under the Securities Act or other applicable statutes any Shares with respect to which an Option shall have been granted, or to qualify any such Shares for exemption from the Securities Act or other applicable statutes, then the Company shall take such action at its own expense. The Company may require from each Holder, such information in writing for use in any registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for such purpose and may require reasonable indemnity to the Company and its officers and directors from such holder against all losses, claims, damage and liabilities arising from such use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

     (c) All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such stop-transfer orders and other restrictions as the Compensation Committee may deem advisable under the

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rules, regulations, and other requirements of any stock exchange upon which the
Stock is then listed, and any applicable federal or state securities law, and the Compensation Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

     10.   PURCHASE FOR INVESTMENT.

     (a) Without limiting the generality of Section 9 hereof, if the Shares to be issued upon exercise of an Option granted under the Plan have not been effectively registered under the Securities Act, the Company shall be under no obligation to issue any Shares covered by any Option unless the person who exercises such Option, in whole or in part, shall have made such written representations and covenants to the Company (upon which the Company believes it may reasonably rely) as the Company may deem necessary or appropriate for purposes of ensuring that the issuance of such Shares will be exempt from the registration requirements of the Securities Act and any applicable state securities laws and otherwise in compliance with all applicable laws, rules and regulations, including but not limited to written representations that the Optionee is acquiring the shares for his or her own account for the purpose of investment and not with a view to, or for sale in connection with, the distribution of any such Shares.

     (b) Each Share to be issued pursuant to Options granted pursuant to this Plan may bear a reference to the investment representation made in accordance with this Section 10 and to the fact that no registration statement has been filed with the Securities and Exchange Commission in respect to such Shares of Stock.

     11. WITHHOLDING; NOTICE OF DISPOSITION OF STOCK PRIOR TO EXPIRATION OF SPECIFIED HOLDING PERIOD.

           (a) Whenever Shares are to be issued in satisfaction of an Option granted hereunder, the Company shall have the right to require the Optionee and/or any subsequent Holder to remit to the Company an amount sufficient to satisfy federal, state, local, employment or other tax withholding requirements if, when and to the extent required by law (whether so required to secure for the Company an otherwise available tax deduction or otherwise) prior to the delivery of any certificate or certificates for such Shares. The obligations of the Company under the Plan shall be conditional on such payment and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the recipient of an Award.

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           (b) The Compensation Committee may, at or after grant, permit an
Optionee and/or subsequent Holder to satisfy any tax withholding requirements pertaining to the exercise of an Option by delivery to the Company of Shares (including, without limitation, Shares retained from the Option exercise that is creating the tax obligation) having a value equal to the amount to be withheld. The value of Shares to be so delivered shall be based on the Compensation Committee's determination of the Fair Market Value of a Share on the date the amount of tax to be withheld is to be determined.

     12. TERMINATION OF ASSOCIATION WITH THE COMPANY. If an Optionee ceases to be a director of the Company, and if applicable, its Subsidiaries, for any reason other than death of such Optionee, any Option held by such Optionee and/or any subsequent Holder may be exercised by such Optionee and/or such subsequent Holder at any time within 90 days after the termination of such relationship, but only to the extent exercisable at termination and in no event after the applicable option period. If an Optionee dies, any Option held by such Optionee and/or any subsequent Holder may be exercised by such Optionee, such subsequent Holder and/or the executor or administrator of such Optionee or such subsequent Holder at any time within the shorter of the applicable option period or 12 months after the date of the Optionee's death, but only to the extent exercisable at the time of such Optionee's death. Options which are not exercisable at the time of termination between the Company and the Optionee or which are so exercisable but are not exercised within the time periods described above shall terminate. Notwithstanding the foregoing, in the event that (i) the applicable Option Agreement with respect to an Option shall contain specific provisions governing the effect that any such termination shall have on the exercisability of such Option, or (ii) the Board, shall at any time adopt specific provisions governing the effect that any such termination shall have on the exercisability of such Option, then such provisions shall, to the extent that they are inconsistent with the provisions of this Section 12, control and be deemed to supersede the provisions of this Section 12.

     13. TRANSFERABILITY OF OPTIONS. Options shall not be transferable; PROVIDED, HOWEVER, that Options shall be transferable by will or the laws of descent and distribution; and PROVIDED, FURTHER, that Options may be transferred to a third party if and to the extent authorized and permitted by the Compensation Committee at the time of grant of such Options or at any time thereafter. In granting its authorization and permission to any proposed transfer of an Option to a third party, the Compensation Committee may impose conditions or requirements that must be satisfied by

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the transferor or the third party transferee prior to or in connection with such transfer, including, without limitation, any conditions or requirements that may be necessary or desirable, in the sole and absolute discretion of the Compensation Committee, to ensure that such proposed transfer complies with applicable securities laws or to prevent the Company, such transferor or such third party transferee from violating or otherwise not be in compliance with applicable securities laws as a result of such transfer. The Compensation Committee may at any time and from time to time delegate to one or more officers of the Company the authority to permit transfers of Options to third parties pursuant to this Section 13, which authorization shall be exercised by such officer or officers in accordance with guidelines established by the Compensation Committee at any time and from time to time.. The restrictions on transferability set forth in this Section 13 shall in no way preclude any Holder from effecting "cashless" exercises of an Option pursuant to, and in accordance with, Section 8(b) hereof.

     14.   ADJUSTMENT PROVISIONS.

     14.1 ADJUSTMENT FOR CORPORATE ACTIONS. All of the share numbers set forth in the Plan reflect the capital structure of the Company as of March 5, 2002. If subsequent to such date the outstanding shares of Common Stock (or any other securities covered by the Plan by reason of the prior application of this Section) are increased, decreased, or exchanged for a different number or kind of shares or other securities or property (including cash), or if subsequent to such date additional shares or new or different shares or other securities or property (including cash) are distributed with respect to or in exchange for shares of Common Stock or other securities upon the merger, consolidation, sale of all or substantially all the property or assets of the Company, sale of all of the outstanding Common Stock of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other distribution with respect to shares of Common Stock, or other securities, (each of the foregoing events an "ADJUSTMENT EVENT") an appropriate and proportionate adjustment will be made in (i) the maximum number and kind of shares or other securities subject to the provisions of Section 4, (ii) the numbers and kinds of shares or other securities or property (including cash) subject to the then outstanding Options, and (iii) the exercise price for each share or other unit of any other securities subject to then outstanding Options (without change in the aggregate purchase price as to which such Options remain exercisable). Without limiting the generality of the foregoing provisions of this Section 14.1, upon the occurrence of an Adjustment Event, Holders of Options outstanding immediately prior to such Adjustment Event shall

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upon exercise of such Options at any time following such Adjustment Event be entitled to receive the shares of stock, other securities or property (including cash) that such Holders would have received as a result of such Adjustment Event if such Holders had exercised such Options immediately prior to such Adjustment Event. The provisions of this Section 14.1 (including, without limitation, the immediately preceding sentence) shall apply successively with respect to multiple Adjustment Events that occur over time.

     14.2 CHANGE IN CORPORATE CONTROL. Subject to any provisions of then outstanding Options granting greater rights to the holders thereof, in the event of a Change in Corporate Control any then outstanding Options shall Accelerate. For the purposes of the preceding sentence, (i) in the case of a Change in Corporate Control that is not a Hostile Change in Corporate Control, the Board (and not the Compensation Committee, notwithstanding the responsibilities assigned to the Compensation Committee pursuant to Section 5) shall have the discretion to exclude any such Change in Corporate Control from the application of the provisions of the immediately preceding sentence, and (ii) in the case of a Hostile Change in Corporate Control, a majority of the Incumbent Directors prior to such Hostile Change in Corporate Control shall have the discretion to exclude any such Change in Corporate Control from the application of the provisions of the immediately preceding sentence. To the extent Options are not assumed, substituted or replaced upon a Change in Corporate Control that is not a Hostile Change in Corporate Control, the Board (and not the Compensation Committee, notwithstanding the responsibilities assigned to the Compensation Committee pursuant to Section 5) shall have the discretion to terminate such outstanding Options to the extent not exercised prior to or simultaneously with such Change in Corporate Control. Upon a Change in Corporate Control, each outstanding Option will be appropriately adjusted simultaneously with such Change in Corporate Control in accordance with Section 14.1.

     14.3 DISSOLUTION OR LIQUIDATION. Upon dissolution or liquidation of the Company each outstanding Option shall terminate, but the Optionee (if at the time in the employ of or otherwise associated with the Company or any of its Subsidiaries) shall have the right, immediately prior to such dissolution or liquidation, to exercise the Option to the extent exercisable on the date of such dissolution or liquidation.

     14.4  RELATED MATTERS. Any adjustment in Options made pursuant to this
Section 14 shall be determined and made, if at all, by the Compensation Committee and shall include any correlative modification of

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terms, including of Option Prices, which the Compensation Committee may deem necessary or appropriate so as to ensure the rights of the Holders are not substantially diminished nor enlarged as a result of the adjustment and corporate action other than as expressly contemplated in this Section 14. No fraction of a share shall be purchasable or deliverable upon exercise, but in the event any adjustment hereunder of the number of shares covered by an Option shall cause such number to include a fraction of a share, such number of shares shall be adjusted to the nearest smaller whole number of shares.

     15. RESERVATION OF STOCK. The Company shall at all times during the term of the Plan and, without duplication, of any outstanding Options reserve or otherwise keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan (if not then terminated) and such outstanding Options and shall pay all fees and expenses necessarily incurred by the Company in connection therewith.

     16. LIMITATION OF RIGHTS IN STOCK; NO SPECIAL EMPLOYMENT OR OTHER RIGHTS. A Holder shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the Shares covered by an Option, except to the extent that the Option shall have been exercised with respect thereto and, in addition, a certificate shall have been issued therefor and delivered to the Holder or his agent. Any Stock issued pursuant to the Option shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the Certificate of Incorporation, and the By-laws of the Company, if any. Nothing contained in the Plan or in any Option shall confer upon any Optionee any right with respect to the continuation of his or her retention as a director to the Company (or any Subsidiary), or interfere in any way with the right of the Company (or any Subsidiary), subject to the terms of any separate employment or consulting agreement or provision of law or corporate articles or by-laws to the contrary, at any time to terminate such directorship or to increase or decrease the compensation of the Optionee from the rate in existence at the time of the grant of an Option.

     17. TERMINATION AND AMENDMENT OF THE PLAN. The Board may at any time terminate the Plan or make such modifications of the Plan as it shall deem advisable. Any termination of the Plan shall not affect the terms of any Option outstanding on the date of such termination. Unless the Board otherwise expressly provides and except to the extent otherwise provided in the next sentence, amendments of the Plan shall apply to all Options outstanding on the date of such amendments to the same extent as if such amendments had been in effect at the time that each of such outstanding

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Options were granted. Notwithstanding the foregoing, no amendment of the Plan may, without the consent of any recipient of an Option outstanding on the date of such amendment, (i) reduce the number of shares of Stock subject to such Option, (ii) increase the Option Price of such Option, or (iii) change the vesting schedule of such Option in a manner that adversely affects the rights of the Optionee. The Compensation Committee may amend the terms of any Option theretofore granted, prospectively or retroactively, PROVIDED that the Option as amended is consistent with the terms of the Plan, and PROVIDED, FURTHER, that no such amendment of such Option may, without the consent of any Optionee, (x) reduce the number of shares of Stock subject to such Option, (y) increase the Option Price, or (z) change the vesting schedule of such Option in a manner that adversely affects the rights of the recipient under such Option.

     18. NOTICES AND OTHER COMMUNICATIONS. All notices and other communications required or permitted under the Plan shall be effective if in writing and if delivered or sent by certified or registered mail, return receipt requested (a) if to the Holder, at his or her residence address last filed with the Company, and (b) if to the Company, at 65 Hayden Avenue, Lexington, Massachusetts 02421, Attention: General Counsel or to such other persons or addresses as the Holder or the Company may specify by a written notice to the other from time to time. Copies of all notices sent to any Holder that is not the Optionee shall also be sent to the Optionee in the manner set forth in this
Section 18.

     19. EFFECTIVENESS. This 2002 Directors' Stock Option Plan was approved by the Board on March 5, 2002, and the Plan was ratified and approved by the stockholders of the Company on June 13, 2002.